Exhibit 99.1

Ventas, Inc.        10350 Ormsby Park Place, Suite 300        Louisville, Kentucky 40223        (502) 357•9000         (502) 357•9001 Fax

Contacts:	Debra A. Cafaro Chairman, President and CEO or Richard A. Schweinhart Executive Vice President and CFO (502) 357-9000

VENTAS APPOINTS JAMES D. SHELTON AND ROBERT D. REED TO BOARD

LOUISVILLE, KY (March 5, 2008) – Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) said today that James “Denny” Shelton and Robert D. Reed have been appointed to its Board of Directors, effective immediately. Shelton is Chairman of Legacy Hospital Partners, Inc., and most recently was the Chairman and Chief Executive Officer for Triad Hospitals, Inc. Reed is Senior Vice President and Chief Financial Officer for Sutter Health.

“The addition of Denny and Bob to the Ventas Board continues our focus on excellence. These highly respected hospital executives will bring significant operating and financial experience and insights to the Ventas Board,” Ventas Chairman, President and Chief Executive Officer Debra A. Cafaro said. “As we focus on expanding our medical office building business and on meeting the growing needs of not-for-profit and investor owned hospital systems, their industry knowledge will greatly enhance our efforts.”

Shelton is Chairman of the Board of Legacy Hospital Partners, Inc. (“Legacy”), a privately held company that will own, operate and manage acute care hospitals in small cities and select urban markets throughout the United States. Headquartered in Plano, Texas, and established in January 2008, Legacy is owned by affiliates of private equity firm CCMP Capital Advisors, LLC and the Canada Pension Plan Investment Board, as well as members of management. Shelton was the founder, Chairman and Chief Executive Officer of Triad Hospitals, Inc. until the organization was sold in 2007. Shelton is also a director of Omnicare, Inc. (NYSE: OCR) and the non-profit organization Health Coverage Foundation, a group organized to promote private solutions for the medically uninsured in America. He also serves as a Senior Advisor to CCMP. Shelton previously served on the Board of the Federation of American Hospitals and the Board of the American Hospital Association. He has a BA from Louisiana State University and an MS from the Graduate School of Public Administration at the University of Missouri at Columbia.

Reed has served as Senior Vice President and Chief Financial Officer at Sutter Health, a family of not-for-profit hospitals and physicians organizations in northern California, since 1997. Prior to that, he held various finance positions within Sutter Health and its affiliates. Before becoming a non-for-profit hospital system executive, Reed was an investment banker specializing in healthcare finance for hospital systems at various national financial firms, including Eastdil, Paine Webber and American Health Capital. He is a member of the Board of Directors of Interplast, an international humanitarian organization that provides free reconstructive surgery in developing countries, and he sits on the Boards of Directors of Metta Fund and Personalized Physician Care, Inc. Reed earned a BA in economics from Rollins College.

Ventas, Inc. is a leading healthcare real estate investment trust. Its diverse portfolio of properties located in 43 states and two Canadian provinces includes seniors housing communities, skilled nursing facilities, hospitals and medical office and other properties. More information about Ventas can be found on its website at http://www.ventasreit.com.

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Ventas Appoints James D. Shelton and Robert D. Reed to Board

March 5, 2008

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Ventas, Inc.’s (“Ventas” or the “Company”) and its subsidiaries’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. Factors that may affect the Company’s plans or results include without limitation: (a) the ability and willingness of the Company’s operators, tenants, borrowers, managers and other third parties, as applicable, to meet and/or perform the obligations under their various contractual arrangements with the Company; (b) the ability and willingness of Kindred Healthcare, Inc. (together with its subsidiaries, “Kindred”), Brookdale Living Communities, Inc. (together with its subsidiaries, “Brookdale”) and Alterra Healthcare Corporation (together with its subsidiaries, “Alterra”) to meet and/or perform their obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities under the Company’s respective contractual arrangements with Kindred, Brookdale and Alterra; (c) the ability of the Company’s operators, tenants, borrowers and managers, as applicable, to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities; (d) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States; (e) the nature and extent of future competition; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s cost of borrowing; (h) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (i) the results of litigation affecting the Company; (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (k) the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company’s interest rate swap agreement; (m) the Company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (n) final determination of the Company’s taxable net income for the year ended December 31, 2007; (o) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases and the Company’s ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants; (p) risks associated with the acquisition of Sunrise Senior Living REIT, including the timely delivery of accurate property-level financial results for the Company’s properties and the Company’s ability to timely and fully realize the expected revenues and cost savings therefrom; (q) factors causing volatility in the Company’s revenues generated by its seniors housing communities managed by Sunrise Senior Living, Inc. (“Sunrise”), including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs and professional and general liability claims; (r) the movement of U.S. and Canadian exchange rates; (s) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators, including the rent escalator for Master Lease 2 with Kindred, and the Company’s earnings; (t) the impact on the liquidity, financial condition and results of operations of the Company’s operators, tenants, borrowers and managers, as applicable, resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of the Company’s operators, tenants, borrowers and managers to accurately estimate the magnitude of such liabilities; and (u) the impact of the Sunrise strategic review process and accounting, legal and regulatory issues. Many of these factors are beyond the control of the Company and its management.

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